Blox, Inc.

BLOX ANNOUNCES PROCEDURAL REVIEW

Vancouver, British Columbia (September 3, 2015) – Blox Inc. (“Blox” or the “Company”) (OTCQB: BLXX) has incurred filing penalties with the IRS, which it believes should have been preventable.  In light of these penalties, Blox will be conducting a review of the internal reporting and accounting procedures in order to ensure no further penalties are incurred.

To this end, Blox will retain the services of independent professional advisors as required, to report to the Board and to provide recommendations for future best practices.

This process will allow the directors to move forward with confidence.  The Board is excited about the future of the Company and this process will allow them to identify and quantify any potential procedural deficiencies and deal with them accordingly.  This should provide a clear path to enable the implementation of current plans for the economic re-assessment of the Company’s assets in Guinea and Ghana with the aim of potentially moving into production in the medium term.

About Blox Inc.

Blox Inc. is a green mining, energy and technology company. The Company intends on harmonizing these three "pillars" to enable continuous growth and bring prospective projects from their initial stages to completion by sharing resources and skill sets.  The Company plans to develop its properties without causing devastating damage to the environment caused by traditional mining.  Blox Inc. was formed with the intention of becoming a producer of "green minerals" with a focus on West Africa.

Forward Looking Statement Disclaimer

This press release may present "forward-looking statements" within the meaning of applicable securities legislation that involve inherent risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect continuing the economic re-assessment of our assets in Guinea and Ghana, or potentially moving into production in the medium term. Generally, these forward-looking statements can be identified by the use of forward looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved". Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Blox Inc or the combined company to be materially different from those expressed or implied by such forward looking statements, including but not limited to: risks related to international operations, risks related to the integration of acquisitions; risks related to joint venture operations; actual results of current exploration activities; actual results of current or future reclamation activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of gold and other minerals and metals; possible variations in ore reserves, grade or recovery rates; failure of equipment or processes to operate as anticipated; accidents, labour disputes and other risks of the mining industry; and delays in obtaining governmental approvals or financing or in the completion of development or construction activities. Although the management and officers of Blox Inc believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions and have attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. Blox Inc does not undertake to update any forward-looking statements that are incorporated by reference herein, except in accordance with applicable securities laws.

For further information on Blox Inc., please contact:

rrenne@bloxinc.com

On behalf of the Board of Directors,

Mr. Ronald Renne, Chairman

Tel: 604-688-3899

2